Exhibit 99.1
UBS Houston Energy Bus Tour August 7, 2007 Peabody Energy NYSE: BTU Exhibit 99.1

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of July 24, 2007. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: the outcome of commercial negotiations involving sales contracts or other transactions; customer performance and credit risk; supplier performance, and the availability and cost of key equipment and commodities; availability and costs of transportation; geologic, equipment and operational risks associated with mining; our ability to replace coal reserves; labor availability and relations; the effects of mergers, acquisitions and divestitures; legislative and regulatory developments; the outcome of pending or future litigation; coal and power market conditions; weather patterns affecting energy demand; availability and costs of competing energy resources; worldwide economic and political conditions; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to income from operations, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 7/24/07

BTU: The Only Global Pure-Play Coal Investment Excellent leverage to rising prices Global expansion into growing, high-margin markets Levered to China/India growth Industry-best 10+ billion ton reserve base Transforming global operating platform and earnings base Secure and growing demand from new generation and Btu Conversion World's Largest Private-Sector Coal Company

GLOBAL MARKETS AND PEABODY POSITION

Global Coal Use Soars 30%, or 1.4 Billion Tons, in Five Years Five-Year Change in Global Energy Consumption Source: BP Statistical Review of World Energy, June 2007. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 29.57 16.37 15.39 8.97 4.03 30% 2001 - 2006 Change 16% 9% 15% 4% Coal Natural Gas Oil Hydro Nuclear Compound Annual Growth Rate 0.8% 1.7% 2.9% 3.1% 5.3%

China, U.S. and India Represent Vast Majority of Global Coal Growth Amounts in million short tons. Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006. Projected Australia export flow for 2004-2030. +763 +456 +3,114 +137 +22 Long-Term Coal Demand Forecasts Continue to Rise

Per-Capita Electricity Use Just 1/10th (China) and 1/30th (India) the U.S. Level Source: International Energy Agency. China and India Driving Global Demand Growth for Energy Electricity Usage per Capita Mbtu USA 13.1 Australia 10.7 South Korea 7 UK 6.2 Italy 5.6 Russia 5.5 Malaysia 3 China 1.4 India 0.4 Thousand Kilowatt-hours Energy Consumption per Capita Mbtu Singapore 458 USA 326 Australia 239 Russia 198 South Korea 190 France 177 Japan 169 Germany 161 UK 157 Spain 140 Hong Kong 136 Italy 128 Malaysia 99 Thailand 54 China 49 Brazil 45 Indonesia 21 India 16 Philippines 12 Million Btu

China's New Net Importer Status Creates Fundamental Shift in Seaborne Markets 2003 2004 2005 2006 2007 YTD Thermal Coal 72 68 46 25 -5 Metallurgical Coal 11 0 0 0 China and India continue to increase coal imports Indonesia's thermal exports dampened by extended rainy season Russia now predicting decline in exports to serve domestic needs Australia exports increase just 8% YTD... well below plan Pacific and Atlantic Markets Continue to Tighten Amounts in million short tons. Source: Industry reports and Peabody analysis. Reduction of More Than 25% of Pacific Thermal Seaborne Coal Supply in Four Years 2003 2007 YTD 2004 2005 2006

Australia Ports Rebounding from High Second Quarter Queues

First Half 2007

- Congestion due to strong demand had created long waits
- Demurrage costs up to $100,000/ vessel per day; $80 million for BTU in 2007

Newcastle

- Quotas imposed to bring down queues
- June storm and 36-year flooding sent queue up to 79

Dalrymple Bay

- Queue up to 59 with waits of up to 35 days

Second Half 2007

- Queues coming down with quota systems

Newcastle

- Queue at 48, down 39% in recent weeks

Dalrymple Bay

- Queue at 36, down 38% in recent weeks



2008 and Beyond

- Quotas likely for 2008 but not yet defined

Newcastle

- Added throughput planned for 2008 and 2009

Dalrymple Bay

- Port expansions planned in first and fourth quarter 2008
- Queensland Rail to add new trains and locomotives over the next year

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Australia/Newcastle China/Qinhuangdao Columbia/Bolivar into ARA Russia/Vostochniy South Africa/Richards Bay PCI 2006 41.75 48 44 44 43.25 65 2007 67 74 55 72 57.85 67.5 International Coal Prices Show Increases Across the Board Source: McCloskey's Coal Report; Industry Reports. Hard Coking Metallurgical 2006 116 2007 98 119 Australia/ Newcastle China/ Qinhuangdao Colombia/ Bolivar Russia/ Vostochniy South Africa/ Richards Bay $41.75 $67.00 $48.00 $74.00 $44.00 $55.00 $44.00 $72.00 $43.25 $57.85 $65.00 $67.50 PCI Hard Coking Metallurgical $116 $119 1/06 7/07 1/07 1/07 6/07 $98 1/06 7/07 1/06 7/07 1/06 7/07 1/06 7/07 1/06 1/07

Peabody a Major and Growing Producer in World's Largest Export Nation 2004 2005 2006 2007 Thermal 1.5 2 3 11.5 Met 4.6 6.3 8 9.5 Peabody's Australia Production Rises From 6 to >20 Million Tons 6.1 20-22 2004 2005 2006 2007 Est. Legend Peabody Pacific mines Queensland basins New South Wales coalfields Conarco Farm-In Exploration Areas Port terminals Rail links - - - Peabody's Unpriced Tons 2008: 13 - 15 Million 2009: 18 - 20 Million

World's Largest Coal Company: Peabody's Base Portfolio of Operations Dominion Dalrymple Bay Newcastle Brisbane Venezuela Santa Cruz Kembla * Market position and sales pro forma for Excel mines under development. 2006 sales volumes in millions of short tons. Venezuela sales volume for Paso Diablo Mine, of which Peabody owns a 25.5% interest. Reserves based on 2006 proven and probable for areas shown. Source: Peabody analysis & industry reports. Gladstone Market 2006 2006 Position Sales Reserves Wyoming PRB #1 138 3,305 Midwest #1 39 4,170 Colorado #1 9 227 Southwest #2 13 980 Australia* #5 22 803 Appalachia #6 15 555 Venezuela #1 7 205 Short tons in millions London Beijing St. Louis Export terminal

U.S. MARKETS AND PEABODY POSITION

EIA: Coal Generation to Outpace All Other Forms Three to One Through 2030 Coal Natural Gas Nuclear Renewables Petroleum 1343 129 109 134 44 Growth in Billions of Kilowatt-hours Projected U.S. Electricity Generation Growth Through 2030 Source: Energy Information Administration 2007 Annual Energy Outlook, Table A8; Monthly Energy Review, June 2007, Table 7.2A. 2006 - 2030 CAGR Coal 2.2% Natural Gas 0.6% Nuclear 0.5% Renewables 1.3% Petroleum 2.2%

High Price of Power & Competing Fuels Spurs New U.S. Coal-Fueled Generation As in the 1970s and 1980s... many states developing coal plants and some opposing As with "dash for gas," more plants announced than built Most deferred plants (excluding TXU) always viewed as low-probability Nine units have begun construction in 2007 to date 15,850 MW under construction or recently on line 6,100 MW likely to begin construction in next two years Peabody's View: Largest New Coal Plant Buildout in Decades

Basin Electric Dry Fork 385 MW KCP&L Iatan 2 850 MW GenPower Longview 695 MW Hastings Whelan 2 220 MW Prairie State Unit 1 800 MW TXU Oak Grove 1 860 MW Prairie State Unit 2 800 MW CU Springfield Southwest 2 300 MW TXU Oak Grove 2 860 MW Springfield CWLP Dallman 200 MW TXU Sandow 5 630 MW WE Energies Oak Creek 2 615 MW LS Power Plum Point 665 MW CPS Spruce 2 750 MW LG&E Trimble County 2 750 MW SRP Springerville 4 400 MW Santee Cooper Cross Unit 4 580 MW CLECO Rodemacher 600 MW WE Energies Oak Creek 1 615 MW OPPD NC2 660 MW EKPC Spurlock 4 278 MW Xcel Comanche 3 750 MW Black Hills Wygen 2, #4 90 MW Newmont TS Plant 230 MW WPSC Weston 4 500 MW Santee Cooper Cross Unit 3 580 MW MidAmerican Council Bluffs 4 790 MW Tucson Electric Springerville 3 400 MW Units 2006 2007 2008 2009 2010-12 Source: DOE NETL, "Tracking New Coal-fired Power Plants" May 2007; Public filings; Peabody analysis. 400 MW 1,370 MW 820 MW 3,880 MW 9,380 MW Highly Probable 6,110 MW Under Construction High Probability Complete 41 Units in 21 States Represent More Than 90 MTPY of Coal Use River Hill Power 290 MW Otter Trial Big Stone II 600 MW Duke Power Cliffside 6 800 MW Robinson Beech Hollow 272 MW EKPC JK Smith 1 278 MW AEP John W. Turk 600 MW AEP Meigs IGCC 600 MW AEP WV Project 600 MW Orlando UC/ Southern IGCC 285 MW NAPG Two Elk 1 320 MW Tri-State Holcomb 2 650 MW NRG Big Cajun II, 4 775 MW City of Lamar 39 MW Increased Long-Term Coal Demand Due to Increased Coal Generation

Coal's Future is Secure With Advanced Technologies Building New, Efficient Supercritical & IGCC Coal Plants 15% Lower CO2 Emissions Demonstrating FutureGen and Developing Coal-to-Liquids with CCS Up to 90% Lower CO2 Emissions Retrofitting Existing Coal-Based Generation with Carbon Capture/Sequestration Up to 90% Lower CO2 Emissions The Goal: Near-Zero Emissions If Carbon is the Question, Technology is the Answer

Democratic Support for Clean Coal, Technology Solutions "Coal is to us what oil is to Saudi Arabia. And part of our domestic strategy must involve coal." Clinton calls for a $50 billion "Strategic Energy Fund" "We'll need to invest more in the clean technology that will allow us to burn more coal, our country's most abundant fossil fuel." Nancy Pelosi The Speaker's goal as part of her Energy Independence Day platform: "Using innovation to make coal part of the solution." Barack Obama Hillary Clinton Blue Dog Coalition "Additional R&D into new technologies such as carbon sequestration and improving the emissions output from coal-derived fuels is also needed."

U.S. Markets Continue to Show Improvement in 2007 OTC PRB 8800 1Q07 Delivery 7.4 2009 Delivery 11.95 Published Prices OTC NYMEX 1Q07 Delivery 40.15 2009 Delivery 54 Peabody's realized PRB prices 25% higher than second quarter 2006 38 million tons of PRB product priced 49% above average 2006 realized price Higher second half 2007 PRB shipments required to meet sales contracts Source: Coal and Energy Price Report, January 3, 2007 and July 17, 2007. Q1 2007 Jan. 3, 2007 +60% +35% 2009 July 17, 2007 Peabody's Unpriced U.S. Tons 2008: 50 - 60 Million 2009: 130 - 140 Million

Peabody Reduces Production Targets to Rebalance Inventories Peabody 2007 reduction in production: 7 million tons (9/06); 5 million (4/07); 5 million (7/07) Generation up 1.8% and industry shipments down 2.6% Appalachia: -6.5%; Wyoming -1.0% Supply demand now in balance Current production levels and normal generation will draw down stockpiles Further industry reductions announced in July/August Industry analysis: "Is 50 the new 40" for comfortable days burn in inventory?

Btu Conversion Technologies Expand Markets for Coal Peabody Participating in Clean Generation, CTG and CTL PRAIRIE STATE EPIC CONOCO- PHILLIPS RENTECH FUTUREGEN

Peabody

New Markets Create Enormous Potential for Coal

U.S. Potential: 2 Billion Tons Plus

Coal-to-Liquids
U.S. Southern States Energy Board calls for 1 billion tons/year by 2030

Ethanol
President's initiative could require 40 million tons per year or more

New Generation
U.S. Department of Energy projects 154 GW in U.S. by 2030

Current Base
1.15 billion tons per year for generation and steel

Hydrogen
FutureGen and other projects would use coal to fuel a hydrogen economy

Coal-to-Natural Gas
National Coal Council calls for 340 million tons per year for CTG

Steel
U.S. met coal rises with global steel growth (~5% CAGR through 2010)

Existing Coal Generation
U.S. plants could increase use by 150 million tons per year

Sources: International Iron and Steel Institute, October 2, 2006; existing coal generation per Peabody estimate.

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Peabody Partnering with ConocoPhillips on New Coal-to-Natural Gas Facility Mine-mouth facility located on one of Peabody's large reserve holdings Production of 50 to 70 billion cubic feet of pipeline quality synthetic natural gas ~1.6 TCF in the first 30 years of production Implies revenues of up to $500 million per year @ $7 / mcf 3.5 million tons annually of Peabody coal and petcoke Carbon capture and sequestration ready Preliminary design and economic assessment under way Major Commitment from Leading Global Oil & Gas Company

Continental U.S. Proven Oil Reserves 126 205 Peabody's Proven and Probable Coal Reserves Continental U.S. Natural Gas Reserves Largest U.S. Oil Company 181 117 Source: Annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Continental U.S. Oil and Natural Gas Reserves exclude Federal Offshore. Peabody's Energy Reserves Are Unmatched Energy Value in Quadrillion Btus BTU Has Multiple 100+ Million-Ton Sites to Fuel Generation / Btu Conversion Largest U.S. Natural Gas Company 14

PEABODY'S APPROACH TO LONG-TERM VALUE CREATION

Peabody's Long-Term Strategies Target Margin Expansion and Growth Execute the basics: best-in-class safety, operations and marketing Capitalize on pipeline of projects Expand in high-growth global markets Participate in new generation and Btu Conversion projects

Executing the Basics: Leading Productivity Rawhide North Antelope Rochelle U.S. Industry (Underground) U.S. Industry (Surface) 2006 data. Source: U.S. Department of Labor Mine Safety & Health Administration. Peabody Operates the Most Productive Coal Mines #1 #2 Industry Average (SPRB) Peabody Others

Capital Projects Improve Productivity and Lower Cost Structure North Antelope Rochelle Dragline Dragline costs 75% lower than truck/shovel fleet Frees up equipment for deployment elsewhere Saves 2 million gallons of diesel per year North Antelope Rochelle Conveyor Reduces truck costs by $2.2 million per year Saves 750,000 gallons per year of diesel fuel and reduces truck/tire needs El Segundo Mine New mine in New Mexico features overburden ratio less than half that of Lee Ranch Mine Expected to reduce costs per ton 35% Wilpinjong Mine New mine with one of the best overburden ratios in Australia Thermal coal for domestic use and export Examples

Peabody Dramatically Reshaping Operating Platform and Earnings Base Installation of $165 million in productivity and cost improvement projects at flagship PRB operations Completion of build-out of new Australian growth platform, tripling long-term capacity Expansion of global trading locations to four continents Positioning for major growth in Asia-Pacific region Conclusion of strategic evaluation of Peabody's Eastern U.S. operations Focus on Costs, Productivity, and High-Growth Markets New North Wambo Equipment

Source: Company filings and reports. Btu Conversion = Value Conversion as We Narrow the Energy Valuation Gap Market Capitalization on Btu-Equivalent Basis

DEMAND DRIVERS SUPPLY DRIVERS Global Coal Supply & Demand Major Market Drivers Provide Outstanding Outlook for Coal Regulatory Environment: Safety and Permitting High Cost of Competing Fuels High Steel Demand Soaring Energy Demand in China and India Higher Utilization of Existing Coal Fleet Major Build-Out of New Coal-Based Plants Coal-to-Liquids Plants and Btu Conversion Rail and Port Constraints Diminishing Low-Cost Reserves Scarcity of Equipment and Labor Escalating Cost Structures

2003 2004 2005 2006 2007 2008 2009 2010 EBITDA 410 559 870 1080 1325 Revenue growth from higher-priced sales commitments Global expansion focused on high-margin, high-demand regions Market-focused U.S. production Unmatched, diversified reserve base Emerging Btu Conversion markets $410 $559 $870 $1,080 Target $1,000 - $1,200 EBITDA ($ in Millions) Focus on Long-Term Shareholder Value Peabody Has an Outstanding Outlook

August 7, 2007 Peabody Energy NYSE: BTU UBS Houston Energy Bus Tour